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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                August 28, 2008
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                         SANCON RESOURCES RECOVERY, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                                         58-2670972
 (State or other jurisdiction                    (IRS Employer Identification
      of incorporation)                                  File Number)

                                 7-9 GRAHAM ROAD
                        CLAYTON SOUTH 3169 VIC AUSTRALIA
                    (Address of Principal Executive Offices)

                                 +61-3-97922555
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On August 27, 2008, Mr. Klaus Shen resigned as the Chief Financial Officer of the Company due to his personal reason.

On August 27, 2008, the Board of Directors (the "Board") appointed Mr. Gary Li as the Chief Financial Officer.

(1) Additional Information:

Mr. Gary Li, Chief Financial Officer.

Mr. Li joined Sancon in 2006 as the general manager of Sancon Resources Recovery (Shanghai) Co. Ltd., and in charge of Sancon's China operations.

Mr. Li has more than ten years of experiences in accounting, operational management and project development. Mr. Li received an Associate degree of Accounting from Victoria University (Australia) in 1998, a bachelor degree of Business from Swinburne University (Australia) in 1999, a master of information Technology degree from Swinburne University (Australia) in 2001.


Other Directorships: None.
Family Relationships: None
Related Transactions: None.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Sancon Resources Recovery, Inc.
                                        (REGISTRANT)

Date: September 2, 2008

                                        By: /s/ Jack Chen
                                        ----------------------------------
                                        Jack Chen
                                        Chief Executive Officer